EXHIBIT 10.6.5

                                                                  EXECUTION COPY

                             AMENDMENT NO. 1 TO THE
                     AMENDED AND RESTATED LEASE AGREEMENT(1)

      AMENDMENT NO. 1 TO THE AMENDED AND RESTATED LEASE AGREEMENT (this "AMENDMENT"), dated as of November 30, 2004, between ATLAS FREIGHTER LEASING III, INC., a Delaware corporation ("LESSOR"), ATLAS AIR, INC., a Delaware corporation ("LESSEE") and accepted and agreed to by ATLAS AIR WORLDWIDE HOLDINGS, INC. ("HOLDINGS") and by DEUTSCHE BANK TRUST COMPANY AMERICAS, as administrative agent under the Credit Agreement (in such capacity, the "AGENT"). Unless otherwise defined herein, all capitalized terms used herein and defined in the Lease referred to below are used herein as therein defined.

                              W-I-T-N-E-S-S-E-T-H:

      WHEREAS, the Lessor, the lenders from time to time party thereto (each a "LENDER" and, collectively, the "LENDERS") and the Agent have entered into an Amended and Restated Credit Agreement, dated as of July 27, 2004 (the "CREDIT AGREEMENT");

      WHEREAS, Lessor and Lessee are party to the Amended and Restated Lease Agreement, dated as of July 27, 2004 (the "LEASE"), which Lease is further described on Annex A attached hereto; and

      WHEREAS, subject to the terms and conditions set forth below, the parties hereto wish to amend certain provisions of the Lease as provided herein;

      NOW, THEREFORE, it is agreed;

A. AMENDMENTS TO THE LEASE

      1. The definition of "ACMI Contract" appearing in Section 1 of the Lease is hereby amended by deleting such definition in its entirety and inserting the following text in lieu thereof:

      ""ACMI CONTRACT" means (i) any contract entered into by the Lessee pursuant to which Lessee furnishes the aircraft, crew, maintenance and insurance and customers bear all

----------
(1) This Amendment has been executed in several counterparts. To the extent, if any, that this Amendment constitutes chattel paper (as such term is defined in the Uniform Commercial Code as in effect in any applicable jurisdiction), no security interest in this Amendment may be created through the transfer or possession of any counterpart other than the original. The counterpart to be deemed the original shall be the counterpart that contains the receipt therefor executed by Deutsche Bank Trust Company Americas, as Administrative Agent, on the signature page thereof and no security interest in this Amendment may be created through the transfer of any counterpart other than said original counterpart.

      other operating expenses, (ii) any similar contract in which the customer provides the flight crew, all in accordance with the Lessee's historical practices and (ii) any wet lease or service contract whereby the Lessee agrees to furnish an aircraft to a third party pursuant to which the aircraft shall at all times be in operational control of the Lessee."

      2. Section 1 of the Lease is hereby amended by inserting the following new definition in the appropriate alphabetical order:

      ""BLADE  AND  DISK  CAPITAL   EXPENDITURES"  means  Consolidated   Capital
      Expenditures for under platform cracking, including blade and disk replacement, required for CF6-80C2 engines."

      3. The definition of "Exit Facility" appearing in Section 1 of the Lease is hereby amended by deleting such definition in its entirety and inserting the following text in lieu thereof:

      ""EXIT FACILITY" means the primary senior revolving credit facility or facilities of the Lessee and/or Polar Air, whether now existing or hereafter arising, which allow the Lessee and/or Polar Air to borrow and reborrow amounts (or have letters of credit issued for its account) up to a borrowing base determined by the lenders thereunder, as same may be amended, modified, supplemented, refinanced or replaced from time to time."

      4. The definition of "Maximum  Capital  Expenditure  Amount"  appearing in
Section 1 of the Lease is hereby amended by deleting such definition in its entirety and inserting the following text in lieu thereof:

      ""MAXIMUM  CAPITAL   EXPENDITURE   AMOUNT"  means  for  any  Fiscal  Year,
      $25,000,000."

      5. Section 7(a)(8) of the Lease is hereby amended by deleting the text "the Lessee" appearing therein and inserting the text "Holdings and its Subsidiaries" in lieu thereof.

      6. Section  7(b)C.  of the Lease is hereby  amended by inserting  the text
"and the Exit Facility" immediately following the text "Credit Agreement" appearing in the first sentence thereof.

      7. Section 7(d)(4) of the Lease is hereby amended by deleting such section in its entirety and inserting the following text in lieu thereof:

      "(6) Holdings and its Subsidiaries may become and remain liable with respect to Contingent Obligations arising under the Exit Facility;"

      8. Section 7(g)(7) of the Lease is hereby amended by deleting such section in its entirety and inserting the following text in lieu thereof:

      "(7) Holdings and its Subsidiaries may make (V) Consolidated Capital Expenditures not in excess of the Maximum Capital Expenditure Amount during any Fiscal Year, (W) Consolidated Capital Expenditures required to retrofit airplanes in order to conform to FAA regulations in an amount not to exceed $7,000,000 in the aggregate, (X) Consolidated Capital Expenditures constituting the reinvestment of proceeds of Asset

      Sales not required to repay the Loan pursuant to subsection 2.4B(ii)(a) of the Amended Aircraft Credit Facility, (y) Blade and Disk Capital Expenditures in an amount not to exceed $15,000,000 in the aggregate and
      (z) Consolidated Capital Expenditures required to satisfy Back-To-Birth Traceability Issues; PROVIDED that up to 50% of any amount of such Consolidated Capital Expenditures permitted pursuant to clause (V) of this subsection (7), but not made, in any Fiscal Year may be carried forward to and made during the immediately succeeding Fiscal Year (but no amount once carried forward to the next Fiscal Year may be carried forward to any Fiscal Year thereafter);"

      9. Section 7(m) of the Lease is hereby amended by inserting the following new sentence at the end thereof:

      "Notwithstanding anything to the contrary contained in clause (1) and (2) above in this paragraph, Holdings and its Subsidiaries may pledge shares of capital stock of any of its Subsidiaries (including Holdings and such Subsidiary, but excluding the capital stock of Lessor) to secure the Exit Facility or their Contingent Obligations arising thereunder."

B. MISCELLANEOUS PROVISIONS

      1. In order to induce the Agent to enter into this Amendment, Holdings hereby represents and warrants to each of the Lenders that (i) all of the representations and warranties contained in the Lease are true and correct in all material respects on and as of the First Amendment Effective Date, both before and after giving effect to this Amendment (unless such representations and warranties relate to a specific earlier date, in which case such representations and warranties shall be true and correct as of such earlier date), and (ii) there exists no Default or Event of Default on the First Amendment Effective Date, both before and after giving effect to this Amendment.

      2. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Lease.

      3. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts executed by all the parties hereto shall be lodged with Holdings and the Agent.

      4. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

      5. This Amendment shall become effective on the date (the "FIRST AMENDMENT EFFECTIVE DATE") when Holdings, Lessor, Lessee and the Agent shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of telecopier) the same to the Agent, thereafter a counterpart of this Amendment will be filed for recordation with the Federal Aviation Administration Civil Aircraft Registry.

      6. From and after the First Amendment Effective Date, all references in the Lease and in the other Loan Documents to the Lease shall be deemed to be referenced to the Lease as modified hereby.

                                      * * *

      IN WITNESS WHEREOF, the undersigned have caused this Amendment to be duly executed and delivered as of the date first above written.

                                              ATLAS FREIGHTER LEASING III, INC.


                                              By: /s/ William C. Bradley
                                                  ------------------------------
                                                  Name: William C. Bradley
                                                  Title: Treasurer & Secretary

                                                                 Lease Amendment
                                                                        (N505MC)

                                              ATLAS AIR, INC.


                                              By: /s/ Dorinda Pannozzo
                                                  ------------------------------
                                                  Name: Dorinda Pannozzo
                                                  Title: Assistant Treasurer

                                                                 Lease Amendment
                                                                        (N505MC)

Accepted and Agreed:

                                              ATLAS AIR WORLDWIDE HOLDINGS, INC.


                                              By: /s/ T. Wakelee Smith
                                                  ------------------------------
                                                  Name: T. Wakelee Smith
                                                  Title: Senior Vice President &
                                                         Chief Operating Officer

                                                                 Lease Amendment
                                                                        (N505MC)

Accepted and Agreed:

                                              DEUTSCHE BANK TRUST COMPANY
                                              AMERICAS, as Agent


                                              By: /s/ David J Bell
                                                  ------------------------------
                                                  Name: David J Bell
                                                  Title: Managing Director

                                                                 Lease Amendment
                                                                        (N505MC)

                                                                         Annex A

1. BOEING 747-2D3B AIRCRAFT WITH SERIAL NUMBER 21251 AND UNITED STATES REGISTRATION NUMBER N505MC AND FOUR GENERAL ELECTRIC MODEL CF6-50E2 ENGINES WITH SERIAL NUMBERS 517597, 530388, 530389 AND 517599

      LEASE:

      Lease Agreement (N505MC) dated as of April 25, 2000 between Atlas Freighter Leasing III, Inc., as lessor, and Atlas Air, Inc., as lessee, with Lease Supplement No. 1 dated April 25, 2000 attached thereto, which was recorded by the FAA as one instrument on May 24, 2000 and assigned Conveyance No. DD018944, as supplemented by Lease Supplement No. 2 dated as of November 13, 2000, which was recorded by the FAA on December 20, 2000 and assigned Conveyance No. SS016139,

      as amended by Amendment No. 1 to Lease Agreement dated as of October 15, 2001, which was recorded by the FAA on January 11, 2002 and assigned Conveyance No. SSO18007,

      as amended by Amendment No. 2 to Lease Agreement dated as of October 30, 2001, which was recorded by the FAA on January 9, 2002 and assigned Conveyance No. SS018001,

      as amended by Amendment No. 3 to Lease Agreement dated as of December 14, 2001, which was recorded by the FAA on March 20, 2002 and assigned Conveyance No. TT016420,

      as amended by Amendment No. 4 to Aircraft Lease Agreement dated as of June 14, 2002 which was recorded by the FAA on August 21,2002 and assigned Conveyance No. YY034495,

      as amended by Amendment No. 5 to Lease Agreement dated as of August 14, 2002, which was recorded by the FAA on March 4, 2003 and assigned Conveyance No. GG029430,

      as amended by Amendment No. 6 to Lease Agreement dated as of December 31, 2002, which was recorded by the FAA on March 4, 2003 and assigned Conveyance No. GG029431, and as amended and restated by Amended and Restated Lease Agreement (N505MC) dated as of July 27, 2004, with Lease Supplement No.1 dated July 27, 2004 attached thereto, which was recorded by the FAA on August 24, 2004 and assigned Conveyance No. NN027685.

                           Schedule to Exhibit 10.6.5

The agreements listed below are substantially identical to this exhibit and are not being filed separately as exhibits pursuant to instruction 2 to Regulation S-K, Item 601.

-------------------- ------------------------ ---------------- ------------------------- -----------------------------
REGISTRATION         MANUFACTURER'S SERIAL    LESSEE           LESSOR                    AGREEMENT
NUMBER               NUMBER(S)
-------------------- ------------------------ ---------------- ------------------------- -----------------------------
N509MC               21221                    Atlas Air, Inc.  Atlas Freighter Leasing   Amendment No. 1 to Amended
                                                               III                       and Restated Lease (N509MC)
                                                                                         dated as of November 30,
                                                                                         2004
-------------------- ------------------------ ---------------- ------------------------- -----------------------------

N512MC               21220                    Atlas Air, Inc.  Atlas Freighter Leasing   Amendment No. 1 to Amended
                                                               III                       and Restated Lease (N512MC)
                                                                                         dated as of November 30,
                                                                                         2004
-------------------- ------------------------ ---------------- ------------------------- -----------------------------

N517MC               23300                    Atlas Air, Inc.  Atlas Freighter Leasing   Amendment No. 1 to Amended
                                                               III                       and Restated Lease (N517MC)
                                                                                         dated as of November 30,
                                                                                         2004
-------------------- ------------------------ ---------------- ------------------------- -----------------------------

N522MC               21783                    Atlas Air, Inc.  Atlas Freighter Leasing   Amendment No. 1 to Amended
                                                               III                       and Restated Lease (N522MC)
                                                                                         dated as of November 30,
                                                                                         2004
-------------------- ------------------------ ---------------- ------------------------- -----------------------------

N523MC               21782                    Atlas Air, Inc.  Atlas Freighter Leasing   Amendment No. 1 to Amended
                                                               III                       and Restated Lease (N523MC)
                                                                                         dated as of November 30,
                                                                                         2004
-------------------- ------------------------ ---------------- ------------------------- -----------------------------

N524MC               21784                    Atlas Air, Inc.  Atlas Freighter Leasing   Amendment No. 1 to Amended
                                                               III                       and Restated Lease (N524MC)
                                                                                         dated as of November 30,
                                                                                         2004
-------------------- ------------------------ ---------------- ------------------------- -----------------------------

N526MC               22337                    Atlas Air, Inc.  Atlas Freighter Leasing   Amendment No. 1 to Amended
                                                               III                       and Restated Lease (N526MC)
                                                                                         dated as of November 30,
                                                                                         2004
-------------------- ------------------------ ---------------- ------------------------- -----------------------------

N527MC               22471                    Atlas Air, Inc.  Atlas Freighter Leasing   Amendment No. 1 to Amended
                                                               III                       and Restated Lease (N527MC)
                                                                                         dated as of November 30,
                                                                                         2004
-------------------- ------------------------ ---------------- ------------------------- -----------------------------

N528MC               22472                    Atlas Air, Inc.  Atlas Freighter Leasing   Amendment No. 1 to Amended
                                                               III                       and Restated Lease (N528MC)
                                                                                         dated as of November 30,
                                                                                         2004
-------------------- ------------------------ ---------------- ------------------------- -----------------------------

N534MC               21832                    Atlas Air, Inc.  Atlas Freighter Leasing   Amendment No. 1 to Amended
                                                               III                       and Restated Lease (N534MC)
                                                                                         dated as of November 30,
                                                                                         2004
-------------------- ------------------------ ---------------- ------------------------- -----------------------------

N808MC               21048                    Atlas Air, Inc.  Atlas Freighter Leasing   Amendment No. 1 to Amended
                                                               III                       and Restated Lease (N808MC)
                                                                                         dated as of November 30,
                                                                                         2004
-------------------- ------------------------ ---------------- ------------------------- -----------------------------

N809MC               20887                    Atlas Air, Inc.  Atlas Freighter Leasing   Amendment No. 1 to Amended
                                                               III                       and Restated Lease (N809MC)
                                                                                         dated as of November 30,
                                                                                         2004
-------------------- ------------------------ ---------------- ------------------------- -----------------------------

CF6-50E2 Spare       530168; 517530;          Atlas Air, Inc.  Atlas Freighter Leasing   Amendment No. 1 to Amended
Engines              517790; 517602;                           III                       and Restated Lease
                     517547; 517,538;                                                    (CF6-50E2 Spare Engines)
                     517,539; 455167; 530255                                             dated as of November 30,
                                                                                         2004
-------------------- ------------------------ ---------------- ------------------------- -----------------------------

CF6-80C2 BSF Spare   704,699; 704860; 704918  Atlas Air, Inc.  Atlas Freighter Leasing   Amendment No. 1 to Amended
Engines                                                        III                       and Restated Lease
                                                                                         (CF6-80C2 BSF Spare
                                                                                         Engines) dated as
                                                                                         of November 30, 2004
-------------------- ------------------------ ---------------- ------------------------- -----------------------------

